                                                                   EXHIBIT 10.23

                                    AMENDED
                        RESEARCH AND LICENSE AGREEMENT


     This Agreement is effective as of this _____ day of June, 1991 between The Arizona Board of Regents on behalf of the University of Arizona, a public educational institution organized and existing under the laws of the State of Arizona (hereinafter referred to as "University") and FGN, Inc., a corporation organized and existing under the laws of the state of Illinois and FGN Pharmaceutical Research Limited Partnership, as successor in interest hereunder (hereinafter referred to as "FGN").

                                  Witnesseth

     Whereas, the University has expertise relating to methods and compositions for the treatment of polyposis syndromes, polyps, carcinomas, and related conditions;

     Whereas, FGN desires to obtain an exclusive, worldwide license under any patent applications and technical information related to any inventions developed by University Researchers working on the sponsored research to make, have made, use and sell Product;

     Whereas, the University is willing to conduct research in the Field and grant such license to FGN upon the terms and conditions set forth herein;

     Now, Therefore, the parties hereto have mutually agreed as follows:

ARTICLE I - DEFINITION

     A. "University Researchers" shall mean [ * ] and such other University employees that work directly or collaborate with these five individuals in research funded by FGN.

     B. "Field" shall mean new drugs and compositions for the treatment of [ * ]. The Field shall exclude University research into the following commercially available drugs: [ * ]. The Field shall also exclude research, requested by [ * ] into new delivery systems for commercially available [ * ] not limited by dosage form.

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND DENOTED BY AN ASTERISK, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       1.

These exclusions do not apply to chemical modifications, derivatives and the like of the aforementioned commercially available drugs or to delivery systems for drugs except for piroxicam.

     C. "Affiliate" shall mean any company or other entity which controls, is controlled by or is under common control with FGN or the University. Company or other entity shall be deemed to control another if it owns at least 25 percent of the outstanding voting equity or assets of the other company or entity.

     D. "Product" shall mean any compound, composition, or delivery system within the scope of any claim in any issued patent in the Patent Rights, or any compound, composition, or delivery system recited in any therapeutic method claim in any such patent.

     E. "Patent Rights" shall mean (1) all patent applications filed by FGN on behalf of University on inventions within the Field conceived or reduced to practice by University researchers working on the sponsored research and that may issue thereon; and (2) all patent applications that are divisionals, continuations, continuations-in-part, reissues, renewals, foreign counterparts, extensions or additions to such patent applications and patents and all patents that may issue thereon, including, but not limited to the patent applications (and any patent foreign or domestic that issue thereon) listed in Appendix A to this Agreement.

     F. "Improvements" shall mean all inventions or discoveries within the scope of one or more claims of any patent or application included in Patent Rights discovered or developed by the University during the term of this Agreement.

     G. "University-Developed Technical Information" shall mean any and all Improvements, technical data, information, materials and other know-how developed by University Researchers within the Field that:

         1. relate to Products including without limitation chemical data, toxicological and pharmacological data, clinical data, medical uses, and product formulations and specifications and the like; and

         2. relate to processes and techniques for the manufacture of Products, including without limitation, preparation, purification, recovery, specifications, characterization, and physical and chemical properties.

     H. "Confidential Technical Information" in the case of the University shall mean University information developed by the University before the Agreement between

                                       2.

the parties of January 26, 1990 related or unrelated to the Field or developed by the University during this Agreement or during the term of the January 26, 1990 Agreement unrelated to the Field, except information within the ambit of
Article VIII, Paragraph B. "Confidential Technical Information" in the case of FGN shall mean FGN information developed by FGN before or during the course of the Agreement related to the Field, except information within the ambit of
Article VIII, Paragraph B.

     I.  "Proceeds" shall mean:

         1. in the case where Products are sold by a sublicensee of FGN, the after-tax revenues of FGN attributable to such sublicensee sales;

         2.  in the case of sales of Product by FGN, FGN's Net Sales.

     J. "Net Sales" shall mean the gross sales including [ * ] less the following costs of FGN and its Affiliates: [ * ].

     K. "Separate Patent" shall mean each patent within Patent Rights which does not claim priority (e.g., by continuation, continuation in part, divisional, reissue or foreign application filing) to an earlier filed patent or patent application among the Patent Rights.

ARTICLE II - LICENSE OPTION

     A. The University hereby grants to FGN, and warrants that it has the right to grant, an option for an exclusive license under each Separate Patent with the right to grant sublicenses under Patent Rights, Improvements, and University-Developed Technical Information to make, have made, use and sell Products and Improvements. The University retains the right to use Products and Improvements for research and educational purposes only, under the direction of [ * ].

     B. FGN will commit itself to a diligent program of commercializing at least one Product within the Patent Rights. FGN agrees to prepare and submit on a confidential basis to the University semiannual summaries of its progress in pursuing the

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND DENOTED BY AN ASTERISK, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       3.

development, production and marketing of Products. In the event the University's review of FGN progress summaries leads University to believe that FGN has failed to exercise reasonable diligence in the performance of its management of the commercialization at least one Product within the Patent Rights, then University shall have the right to advise FGN of its belief and to request remedial action. If University and FGN disagree, either may bring the matter before that American Arbitration Association for adjudication at their joint expense. In the event arbitration determines that FGN has not acted diligently, and FGN does not accelerate its activities in accordance with the arbitrator's recommended actions, then FGN's rights under this Research and License Agreement may be terminated by the University.

ARTICLE III - TECHNICAL INFORMATION

     Promptly after the effective date of this Agreement, the University and FGN shall disclose and furnish to each other all information related to the Field that is then known or possessed by University Researchers relating to the Field. The University shall from time to time thereafter promptly disclose to FGN all University-Developed Technical Information that University Researchers may thereafter acquire or develop during the term of this Agreement.

ARTICLE IV - RESEARCH PROGRAM

     A. The University shall conduct a research program under the direction of Dr. Lee Hixson as principal investigator (hereinafter referred to as "Research Program") in the Field and will furnish facilities and investigators necessary to carry out such Research Program. The Research Program shall be directed toward development of a proprietary compound, composition, delivery systems and/or method in the Field.

     B. The University shall perform the Research Program during the three years succeeding the effective date of this agreement. FGN shall have the option to extend the Research Program under mutually acceptable support terms.

     C. By February 1, 1992, a written Research Program and annual budget for the second year of this Agreement will be developed by the University after consultation with and subject to the approval of FGN. The Research Program will outline the research to be conducted for the second year of this Agreement, and will be updated annually thereafter by the University after consultation with and subject to the approval of FGN, before any funds budgeted for the Research Program in any year are spent on non-cancellable contracts and fellowships or postdoctoral appointments that will be required.

                                       4.

     D. The University acknowledges and agrees and FGN has approved a research budget not to exceed [ * ] for the year of March 1, 1991 - March 1, 1992 for the Research Program by FGN and the University Researchers during that year.

     E. In the event of death or incapacity of [ * ] or if [ * ] should terminate his research in the Field at the University or supervision of the Research Program for any reason, FGN may terminate its remaining obligations under this Agreement, solely at its option.

     F. University as represented by [ * ] or his designees who are actively engaged in the Research Program shall meet with FGN personnel at such times and places as may be mutually agreed upon by [ * ] and FGN, but in any event at least once every four months during the term of the Research Program to discuss work being conducted or to be conducted under the Research Program. FGN shall reimburse [ * ] or his designee(s) for his reasonable out-of-pocket travel and living expenses incurred with the prior approval of FGN in connection with such meetings.

     G. During the term of this agreement, the University, upon FGN's request to the University, shall provide FGN access to the University-Developed Technical Information. Every four months during the Research Program, the University shall furnish FGN with a detailed written report containing the University-Developed Technical Information developed to date in the Research Program. FGN may freely utilize all such University-Developed Technical Information in any manner desired.

ARTICLE V - PATENTS

     A. The University agrees that any inventions in the Field, whether patentable or not, made by the University's employees or agents or others under the University's control under the Research Program during the term of this Agreement relating to the Field shall be promptly disclosed by the University to FGN.

     B. FGN shall, at its option, apply for, prosecute and maintain patents on behalf of the University for all inventions in the Field made by the University during the Research Program using counsel selected by FGN. FGN shall be responsible for costs and fees in filing, prosecuting, and maintaining such patents. FGN shall provide the University with copies of all patent applications and written communications to or from any patent office. The University agrees to cooperate with FGN in prosecution, and agrees to execute all formal documents necessary to file, prosecute, and maintain such applications.

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND DENOTED BY AN ASTERISK, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       5.

     C. Once a patent application is filed by FGN pursuant to Paragraph B above, FGN shall have one (1) year to exercise its option for a license for that patent application as provided in this Agreement.

     D. The University acknowledges that FGN has exercised its option pursuant to Paragraph B above as to all the patent applications listed in Appendix A, and that FGN is exclusively licensed under all such patent applications, their divisionals, continuations, continuations-in-part, reissues, and foreign counterparts. The University also warrants that it has the right to grant this exclusive license, and will provide any further assurances or execute any documents necessary attendant to the grant of said exclusive license.

ARTICLE VI - CONSIDERATION

     A. FGN shall reimburse the University for all direct and indirect costs incurred in performance of the research program according to the budget approved in the Research Program. Invoices will be prepared and submitted by the University monthly to include both direct and indirect costs incurred for that period. The indirect costs will be calculated at [*] of the total direct costs until April 30, 1992. After April 30, 1992, indirect costs shall be calculated at [*] of total cost. Payment of each invoice must be received by the University within thirty days from the date of the invoice. Failure to make payment within sixty days of the date of the invoice will constitute a material breach of this Agreement.

     B. The parties agree to negotiate in good faith on appropriate funding support by FGN of the Research Program for each budget year beginning in March.

     C. FGN will pay the University a royalty for Patent Rights and Technical Information for each Separate Patent of [*] percent [*] of FGN Proceeds from sales of Product. There shall be only one royalty paid per unit of Product sold regardless of the number of sales of that Product; if payable pursuant to
Article I(I)(2), that royalty shall be paid on the highest Net Sales as between FGN and a customer, FGN and its Affiliate, between FGN Affiliates, or between an FGN Affiliate and a customer. Once FGN has paid a cumulative total of [*] in royalties (which shall be increased beginning on June 1, 1994 at an annual interest rate of [*] percent on the outstanding balance), for each Separate Patent covering Product sold, FGN shall thereafter have the royalty-free, exclusive license to make, have made, use and sell any Products described by any claim or combination of claims of any patents within the Patent Rights in the Field.

     D. If an employee of the University is a co-inventor, as determined at the time the patent application is filed with the U.S. Patent & Trademark Office, on a patent under


* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND DENOTED BY AN ASTERISK, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       6.

the Patent Rights that cover the Product with another inventor or inventors (or that inventor's assignee) to whom FGN has a royalty obligation, or a profit-sharing financial obligation related to the Product, then the amounts and percentage in paragraph C shall be adjusted in accordance with a schedule to be agreed upon by the parties such that FGN's total royalty obligation does not exceed [*] percent, and total royalty obligation does not exceed
[*] on each Separate Patent, but in no event shall the University's royalty be reduced below [*] percent [*] or [*] respectively.

ARTICLE VII - PUBLICATIONS

     A. FGN recognizes that the results of the University Project can be published and agrees that researchers of the University engaged in the Project shall be permitted to present at symposia, international and national, and/or regional professional meetings, and to publish in journals, theses or dissertations, or otherwise of their own choosing, the methods and results of the Project.

     B. However, the University agrees not to disclose Confidential Information received from FGN, except under the circumstances of Article VIII, Paragraph B, and agrees to submit to FGN a copy of any manuscript prior to submission for publication. If within thirty (30) days after such manuscript is sent to FGN, FGN asks the University to delay publication so that patent application(s) may be filed, the University shall not publish or otherwise disclose to any third party the information contained in the manuscript until (a) such time as a patent application is filed thereon or (b) the expiration of twelve (12) months from the date the said manuscript is sent to FGN, whichever of (a) or (b) occurs first.

ARTICLE VIII - NON-DISCLOSURE

     A. Any and all Confidential Technical Information disclosed by one party to the other and designated as Confidential shall be maintained by the receiving party in strict confidence and shall not be disclosed to any third party, with the exception of the use by FGN or any of its Affiliates to present to potential investors in the FGN project. Any information communicated orally shall be confirmed in writing or other tangible form within thirty (30) days. Further, the receiving party shall not use the Confidential Technical Information for any purpose other than those purposes specified in this Agreement. The receiving party may disclose Confidential Technical Information to employees requiring access to it for the purposes of this Agreement provided, however, that prior to making any such disclosures each such employee is apprised of the duty and obligation to maintain Confidential Technical Information in confidence and not to use such information for any purpose other than in accordance with the terms and conditions of this Agreement. The receiving party will not be held financially liable for any

* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND DENOTED BY AN ASTERISK, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       7.

inadvertent disclosure, but each will agree to use its reasonable efforts not to disclose any agreed to Confidential Technical Information.

     B. Nothing contained herein will in any way restrict or impair either party's right to use, disclose, or otherwise deal with any Confidential Technical Information which at the time of its receipt:

         i. is generally available in the public domain, or thereafter becomes available to the public through no act of the University; or

         ii. was independently known prior to receipt thereof, or made available to The University as a matter of lawful right by a third party.

     C. The above obligations for Confidential Technical Information shall be in effect for a period of three (3) years from the termination of this Agreement.

ARTICLE IX - EFFECTIVE DATE AND TERM

     This Agreement will become effective on the day and year first above written and will remain in effect, unless sooner terminated as provided herein, and will terminate (with the exception of the provisions of Article II, Article V(D), and Article VI (C)) three years after its effective date, unless extended by the parties.

ARTICLE X - TERMINATION

     A. Material breach by University or FGN of the obligations or conditions contained in this Agreement shall entitle the other party to give to the party in material breach notice requiring the breaching party to correct such breach. If such breach is not corrected, or substantial progress is not made toward such correction, within ninety (90) days after the receipt of such notice, the notifying party shall be entitled (without prejudice to any of its other rights conferred on it by this Agreement) to terminate this Agreement by giving notice to take effect immediately. The right of either party to terminate this Agreement, as hereinabove provided, shall not be affected in any way by its waiver of, or failure to take any action with respect to any previous breach.

     B. FGN can terminate this Agreement at any time by giving the University thirty (30) days written notice of termination.

     C. Any termination by FGN, under paragraphs A or B of this Article shall not terminate the provisions of Article II, Article V(D), or Article VI, Paragraph C.

                                       8.

     D. Anything herein to the contrary notwithstanding, in the event of early termination of this Agreement by FGN pursuant to this Article, FGN shall pay all costs accrued by the University as of the date of termination, including non-cancellable obligations, which shall include all non-cancellable contracts and fellowships or postdoctoral associate appointments called for in the Research Program, incurred prior to the effective date of termination. After termination, any obligation of FGN for fellowships or postdoctoral associates shall end no later than the end of the academic term or semester of the University following termination.

ARTICLE XI - ASSIGNMENT

     This Agreement shall not be assignable by either party without the prior written consent of the other party, except by FGN to the successors or assignee of substantially all of the business of FGN related to Products.

ARTICLE XII - ENTIRE AGREEMENT AND AMENDMENTS

     This Agreement contains the entire understanding of the parties with respect to the matters contained herein and supersedes the Agreement of January 26, 1990 between the parties. This Agreement may be amended, modified or altered only by an instrument in writing duly executed by the parties hereto.

ARTICLE XIII - NOTICES

     Any notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, and shall be deemed effective upon receipt by the other party of such notice or report by personal delivery, Express Mail delivery, or by registered airmail, postage prepaid addressed as follows:

                                       9.

     If to University;

           Dr. Rita Manak
           The University of Arizona
           1430 East Fort Lowell Road
           Suite 200
           Tucson, Arizona 85719

           and

           Vice President for Research
           Administration, 6th Floor
           University of Arizona
           Tucson, Arizona 85721

     If to FGN:

           Floyd G. Nichols
           FGN, Inc.
           5620 North Kolb Rd.
           Tucson, Arizona 85715

ARTICLE XIV - SEVERABILITY

     In the event that any one or more of the provisions of the Agreement should for any reason be held by a court or authority having jurisdiction over this Agreement, or either of the parties hereto, to be invalid, illegal or unenforceable, such provision or provisions shall be reformed to approximate as nearly as possible the intent of the parties, and if unreformable, shall be deleted in such jurisdiction, elsewhere, this Agreement shall not be affected.

ARTICLE XV - GOVERNING LAW

     The laws of the state of Arizona, United States of America, including conflicts of laws principles, shall govern the interpretation of performance of this Agreement.

ARTICLE XVI - PUBLIC DISCLOSURE OF AGREEMENT

     There shall be no public disclosure of this Agreement or of the Research Program by the parties hereto, for a period of three years from the Termination of this Agreement, without the prior written approval of the content thereof by The University and FGN.

                                      10.

ARTICLE XVII - NON-DISCRIMINATION

     The parties agree to be bound by applicable state and federal rules governing Equal Employment Opportunity and Non-Discrimination.

ARTICLE XVIII - ARBITRATION

     The parties agree that should a dispute arise between them, in any manner, concerning this Agreement, and said dispute involves the sum of FIFTEEN THOUSAND DOLLARS ($15,000) or less in money damages only, exclusive of interest, cost or attorneys' fees, the parties will submit the matter to Binding Arbitration pursuant to the Arizona Supreme Court Rules for Compulsory Arbitration and the decision of the arbitrator(s) shall be final and binding upon the parties.

ARTICLE XIX - STATE OBLIGATION

     In the event that the performance by the Arizona Board of Regents for and on behalf of the University of Arizona may be dependent upon the appropriation of funds by the State Legislature of Arizona, and the Legislature fails to appropriate the necessary funds, the Board of Regents may cancel this Agreement without further duty or obligation other than the grant of the options under
Article II and the exclusive licenses under Article V(D). The Board Agrees to notify FGN as soon as reasonably possible after the unavailability of said funds comes to the Board's attention.

ARTICLE XX - CONFLICT OF INTEREST

     This Agreement is subject to the provisions of A.R.S. 38-511 and the State of Arizona may cancel this Agreement if any person significantly involved in negotiating, drafting, securing or obtaining this Agreement for or on behalf of the Arizona Board of Regents becomes an employee in any capacity of any other party or a consultant to any other party with reference to the subject matter of this Agreement while the Agreement or any extension hereof is in effect.

     The University warrants that [*] have not been involved in negotiating, drafting, securing or obtaining this Agreement.

ARTICLE XXI - MULTIPLE ORIGINALS


* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND DENOTED BY AN ASTERISK, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      11.

     This Agreement may be signed in as many parts as there are parties hereto. The total of all parts will constitute a whole.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their duly authorized representatives.

UNIVERSITY OF ARIZONA                             FGN, INC.


By:  /s/ Charles A. Geoffrion                     By:  /s/ Floyd G. Nichols
   ------------------------------------------        ---------------------------

Title:  Associate Vice President for Research     Title:  President
      ---------------------------------------           ------------------------

Date:  6/13/91                                    Date:  6/26/91
     ----------------------------------------          -------------------------

                                      12.

                         RESEARCH AND LICENSE AGREEMENT

     This Agreement is effective as of June 26, 1994, and extends the June 26, 1991 Amended Research and License Agreement between Cell Pathways, Inc. (f/k/a FGN, Inc.) and the University of Arizona, subject to the following modifications:

-  All references to FGN, Inc. or to FGN shall mean Cell Pathways, Inc.

-  Article I - Definition, Paragraph A, is amended as follows:

          "University Researchers" shall mean [*] and other University employees that work directly or collaborate with these two individuals in research funded by FGN.

-  Article I - Definition, Paragraph B. is amended as follows:

          "Field" shall mean new drugs and compositions for the treatment of [*]. The Field shall exclude University research into the following commercially available drugs: [*]. The Field shall exclude research, requested by [*] into new delivery systems for commercially available [*] not limited by dosage form. These exclusions do not apply to chemical modifications, derivatives and the like of the aforementioned commercially available drugs or to delivery systems for drugs except for [*].

-  Article II - License Option, Paragraph A, line 8 is amended as follows:

          only, under the direction of [*].


* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND DENOTED BY AN ASTERISK, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       1.

-  Article IV - Research Program

          Paragraph A., line 2 is amended as follows:

          the direction of [*] as principal investigators ....

          Paragraph E, lines 1 and 2 are amended as follows:

          E.   In the event of death or incapacity of [*] or if both should terminate their research in the Field ....

          Paragraph F., lines 1, 4, 7, 8 are amended as follows:

          F.   University as represented by [*] or their ....

          mutually agreed upon by [*] and .... the Research Program. FGN shall reimburse [*] or their designee(s) for ....

-  Article V - Patents

          Paragraph D before "their divisionals" insert "their parent applications."

-  Article XIII - Notices.  Addresses are amended as follows:

          If to University:

          Dr. Rita C. Manak
          The University of Arizona
          1430 East Fort Lowell Road
          Suite 200
          Tucson, Arizona  85719
          Telephone (602) 621-5000
          Facsimile (602) 322-0846

          and

          Vice President for Research
          Administration, 6th Floor
          University of Arizona
          Tucson, Arizona 85721
          Telephone (602) 621-3511
          Facsimile (602) 621-7507


* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND DENOTED BY AN ASTERISK, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       2.

          If to FGN:

          Floyd G. Nichols
          Cell Pathways, Inc.
          1700 Broadway, Suite 2000
          Denver, Colorado 80290
          Telephone (303) 837-0252
          Facsimile (303) 837-0253


-  Article IX is amended as follows:

          This Agreement is effective as of June 26, 1994 and will remain in effect, unless sooner terminated as provided herein, and will terminate (with the exception of the provisions of Article II, Article V(D) and Article VI(C) on June 26, 1997, unless extended by the parties.

-  Article XIV - Severability, lines 7 and 8 are amended as follows:

          The University warrants that [*] have not been ....

- Appendix A is amended to include all Patent Rights as defined in Article I, Paragraph E and Article V, Paragraph D and is attached to and made part of this Letter to Amend.

   IN WITNESS WHEREOF, the parties have caused this Letter of amend to be executed by their duly authorized representatives as of the date the last to sign affixes his or her signature.

Cell Pathways, Inc.                     The Arizona Board of Regents
                                              on behalf of
                                        The University of Arizona


By: /s/ Floyd G. Nichols                By: /s/ Michael A. Cusanovich
   ------------------------------          -----------------------------------

Title: Chief Executive Officer          Title: Vice President for Research
      ---------------------------             --------------------------------

Date: 12/14/94                          Date: 12/15/94
     ----------------------------            ---------------------------------

     I acknowledge that I have read and that I understand this Letter to Amend between Cell Pathways, Inc. and the Arizona Board of Regents.


                               /s/ [*]
                  -------------------------------------------
                                   [*]

                               /s/ [*]
                  ------------------------------------------
                                   [*]


* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND DENOTED BY AN ASTERISK, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       3.

                         RESEARCH AND LICENSE AGREEMENT


This Agreement is effective June 26, 1997 and extends the June 26, 1991 Amended Research and License Agreement between Cell Pathways, Inc. (f/k/a FGN, Inc.) and the Arizona Board of Regents on behalf of The University of Arizona subject to the following modifications:


-  Article IX is amended as follows:

   This Agreement is effective as of June 26, 1997 and will remain in effect, unless sooner terminated as provided herein, and will terminate (with the exception of the provisions of Article II, Article V(D) and Article VI(C) on June 26, 2000, unless extended by the parties.

- Appendix A is amended to include all Patent Rights as defined in Article I, Paragraph E. and Article V, Paragraph D and is attached to and made part of this Agreement.

IN WITNESS THEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day the last to sign affixes his or her signature.

Cell Pathways, Inc.                 The Arizona Board of Regents
                                              on behalf of
                                    The University of Arizona


By: /s/ Richard H. Troy             By: /s/ Michael A. Cusanovich
   ------------------------------      ------------------------------------

Title: Vice President               Title: Vice President for Research
      ---------------------------         ---------------------------------

Date:____________________________   Date:__________________________________


I ACKNOWLEDGE THAT I HAVE READ AND THAT I UNDERSTAND THIS AGREEMENT BETWEEN CELL PATHWAYS, INC. AND THE ARIZONA BOARD OF REGENTS ON BEHALF OF THE UNIVERSITY OF ARIZONA.


                               /s/ [*]
                       ---------------------------------
                                   [*]

                               /s/ [*]
                       ---------------------------------
                                   [*]


* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND DENOTED BY AN ASTERISK, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       1.